Filed Pursuant to Rule 497(e) and Rule 497(k)
1933 Act File No. 002-93131
1940 Act File No. 811-04044

PARNASSUS FUNDS
PARNASSUS INCOME FUNDS
Parnassus Core Equity FundSM
Investor Shares: PRBLX | Institutional Shares: PRILX
Parnassus Mid Cap FundSM
Investor Shares: PARMX | Institutional Shares: PFPMX
Parnassus Endeavor FundSM
Investor Shares: PARWX | Institutional Shares: PFPWX
Parnassus Mid Cap Growth FundSM
Investor Shares: PARNX | Institutional Shares: PFPRX
Parnassus Fixed Income FundSM
Investor Shares: PRFIX | Institutional Shares: PFPLX
July 6, 2021

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information, each dated May 1, 2021
On July 6, 2021, Parnassus Investments (“Parnassus Investments”), the investment adviser to the series of Parnassus Funds trust and Parnassus Income Funds trust (each series a “Fund” and, collectively, the “Funds”), announced that it had entered into a definitive agreement to sell a majority equity interest in Parnassus Investments to Affiliated Managers Group, Inc. (“AMG”).  AMG is a leading partner to independent active investment management firms globally with approximately $738 billion in assets under management as of March 31, 2021.  The closing of the transaction is subject to certain customary approvals and other conditions, including approval by the Funds’ shareholders.  There is no assurance that the transaction described above will be consummated as contemplated or that necessary shareholder approval will be obtained.
Because completion of the transaction would cause the investment advisory agreements between the Funds and Parnassus Investments to terminate automatically in accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds has approved new investment advisory agreements with Parnassus Investments which will be submitted for approval by shareholders of each Fund at a shareholder meeting.
There will be no change in the portfolio management of the Funds or in the Funds’ investment objectives or policies as a result of the transaction.
The Funds will file a proxy statement on Schedule 14A with the Securities and Exchange Commission in connection with soliciting shareholders to approve new investment advisory agreements.  The definitive proxy statement and proxy card (when available) will be sent to shareholders of the Funds.  Shareholders of the Funds are urged to read the definitive proxy statement when it becomes available, because it will contain important information about the Funds and the new investment advisory agreements.  Shareholders may obtain a free copy of the proxy statement and proxy card and other documents filed by the Funds with the SEC at the SEC’s web site at www.sec.gov.  The proxy statement and other related SEC documents filed by the Funds with the SEC may also be obtained free of charge from the Funds by calling (888) 541-9895.
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